UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported): February 10, 2016
_____________________
LivePerson, Inc.
(Exact Name of Registrant as Specified in its Charter)
 _____________________

Delaware	0-30141	13-3861628
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

475 Tenth Avenue
New York, New York 10018
(Address of Principal Executive Offices, With Zip Code)

(212) 609-4200 Registrant's telephone number, including area code

N/A (Former name or former address, if changed since last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

A copy of the press release issued by LivePerson, Inc. (the “Registrant”) on February 10, 2016, announcing its results of operations and financial condition for the quarter and year ended December 31, 2015, is included herewith as Exhibit 99.1 and is incorporated herein by reference. The information included in this Current Report on Form 8-K (including Exhibit 99.1 hereto) that is furnished pursuant to this Item 2.02 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.

Item 7.01.     Regulation FD Disclosure.

On February 10, 2016, LivePerson will post a presentation providing supplemental information for the Company's fourth quarter 2015 earnings conference call on the investor relations section of the Company's web site at http://www.liveperson.com/company/ir.

The information referred to in this Item 7.01, including the presentation being posted on the Company’s website, is being furnished and not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent LivePerson specifically incorporates the information by reference.  By filing this report on Form 8-K and furnishing this information, LivePerson makes no admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits. The following documents are included as exhibits to this report:

99.1	Press release issued February 10, 2016 relating to the results of operations and financial condition for the quarter and year ended December 31, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEPERSON, INC. (Registrant)

Date: February 10, 2016	By:	/s/ DANIEL R. MURPHY
Daniel R. Murphy
Chief Financial Officer

EXHIBIT INDEX

99.1	Press release issued February 10, 2016 relating to the results of operations and financial condition for the quarter and year ended December 31, 2015.